Tax reforms	12 Months Ended
Dec. 31, 2018
Disclosure of Tax reforms [Abstract]
Disclosure Of New Tax Reforms Explanatory [Text Block]
Note
16	Tax reforms

Colombia

In December 2018, a tax reform was enacted in Colombia. The approved legislation included significant changes in the corporate income tax but also in other taxes and in tax related matters (as procedural rules and special regimes). This tax reform was effective 1 January 2019.

The new legislation includes a progressive reduction of the general corporate income tax rate, previously established at 40% for 2017 and 37% for 2018, as follows:
•	33% in 2019
•	32% in 2020
•	31% in 2021
•	30% in 2022 and onwards.

Other changes that could affect the Group are the following:
•	The withholding tax rate on dividends for non-resident shareholders was increased from 5% to 7.5%.
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The withholding tax rates applicable on payments to non-residents on behalf of consultancy, technical services, technical assistance, software and interests on loans of less than one year were increased from 15% to 20% (for loans with maturity exceeding one year, the 15% rate remained unchanged).

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The withholding tax rate applicable on payments to entities resident of countries considered to be tax havens, non-cooperative or to grant a preferential tax regime was increased from 15% to the corporate income tax rate (33% for 2019, 32% for 2020, 31% for 2021 and 30% for 2022 and onwards).

•	The deduction of interest attributed to a permanent establishment in Colombia on behalf of its head office debt was limited to interest that had been subject to Colombian withholding tax.
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Regarding thin capitalization for income tax purposes, the maximum amount of debt which interest can be deducted was reduced from 3 to 2 times the net equity of the taxpayer as of 31 December of the previous year.

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Transfers of participations in foreign entities that represent indirect disposals of assets in Colombia became subject to income tax or to the occasional earnings tax, depending on certain circumstances.

•	VAT paid for acquisition of productive fixed assets could be credited against corporate income tax.
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An audit benefit was granted by the reform, establishing that tax returns of FY 2019 and 2020 showing a net income tax 30% or 20% higher, respectively, than the one declared in the previous year would be considered definitive 6 months or 12 months after became due, also respectively, if there were no objections or requests from the tax authority.

Argentina

A tax reform has been enacted in Argentina during December 2017. The legislation included significant changes to certain corporate income tax and statutory income tax provisions, including rate reductions. Most of the tax provisions are effective from fiscal year 2018.

With this tax reform, the corporate income tax, previously established at 35%, will have the following rate schedule:
•	30% in 2018 and 2019
•	25% in 2020 and 2021 and onwards.

Other changes include the following:
•
New withholding tax on dividends, with the applicable rates for non-resident shareholders of: (1) 7% for dividends distributed out of the distributing entity’s previously taxed profits of fiscal years 2018 and 2019; and (2) 13% for dividends distributed out of the distributing entity’s previously taxed profits of fiscal years 2020 and onwards.

•	Application of inflation adjustment for corporate tax purposes is reinstated under certain circumstances.
•	Possible tax revaluation of investment in fixed assets, under payment of a special tax.
•	Allow for short-term recovery of VAT paid on acquisitions or imports of capital goods, when non-recoverable with VAT on usual sales.